Loan from directors	12 Months Ended
Aug. 31, 2025
Debt Disclosure [Abstract]
Loan from directors

  17. Loan from directors

During the year ended August 31, 2025, the Company entered into unsecured loan agreements with its directors and shareholders, for total proceeds of $608,940 loans bear interest at 12 percent per annum, are non-compounding, and are repayable after filling of S1 registration statement filling in December 2025. The loans are unsecured and may be repaid at any time without penalty. Total interest during the year was $48,570.

As of August 31, 2025, the outstanding principal and accrued interest are included in loans payable within current liabilities. Management believes the terms of these loans are consistent with those available in arm’s-length commercial transactions.